SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ___ )

Filed by the Registrant                        [X]

Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[_]     Preliminary Proxy Statement

[ ]     Confidential, for Use of Commission Only (as permitted by
        Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting material Pursuant to Rule 14a-11(c) or Rule l4a-12

                Montgomery Variable Series: Growth Fund, a Series
                           of THE MONTGOMERY FUNDS III

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid;

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid;

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:



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                     MONTGOMERY VARIABLE SERIES: GROWTH FUND
                                   A SERIES OF
                            THE MONTGOMERY FUNDS III

                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                -----------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 2002
                -----------------------------------------------

        A Special Meeting of Shareholders of Montgomery Variable Series: Growth Fund (the "Fund"), a series of The Montgomery Funds III (the "Trust"), will be held at 101 California Street, 35th Floor, San Francisco, California on Tuesday, October 15, 2002, (the "Meeting") at 10:00 a.m., Pacific Time, for the following purposes:

        1. To approve a Plan of Liquidation and Dissolution pursuant to which the Fund's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders; and

        2. To consider and act upon any other matters which may properly come before the Meeting or any adjournments thereof.

        Shareholders of record at the close of business on July 31, 2002 are entitled to notice of, and to vote, at the Meeting. These shareholders are various life insurance companies, to whom shares of the Fund have been sold as an investment option under variable annuity or variable life insurance contracts issued by these companies. Because you own one of these contracts that has invested in the Fund as of the close of business on July 31, 2002, you are entitled to instruct your insurance company how to vote the shares of the Fund attributable to your contract. Please refer to the accompanying Proxy Statement for more information about the proposals to be considered and acted upon at the Meeting or any adjournments thereof.

        In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares represented by proxy at the Meeting.

                                            By order of the Board of Trustees,

                                                   Johanne Castro
                                                Assistant Secretary
September 6, 2002

                  Your vote is important regardless of how many
                      shares you owned on the Record Date.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE FUND'S ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.



--------------------------------------------------------------------------------
                                    IMPORTANT



  Please give your voting instructions on the enclosed Voting Instruction Card, date and sign it, and return in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in providing voting instructions promptly.
--------------------------------------------------------------------------------

                     MONTGOMERY VARIABLE SERIES: GROWTH FUND
                                   A SERIES OF
                            THE MONTGOMERY FUNDS III


       101 California Street, 35th Floor, San Francisco, California 94111
                              (800) 572-FUND [3863]

                     -------------------------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 2002
                     -------------------------------------

        This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of The Montgomery Funds III (the "Trust") for use at the Special Meeting of Shareholders of Montgomery Variable Series: Growth Fund (the "Fund"), a series of the Trust, to be held on October 15, 2002 and any adjournments thereof (the "Meeting"). The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice of Special Meeting"). The first mailing of this Proxy Statement is expected to be made on or about September 6, 2002.

        If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in the manner discussed below. A proxy may be revoked at any time prior to its exercise by any of the following means: (a) providing written notice of revocation to the Trust; (b) executing and delivering a later-dated proxy to the Trust (if returned and received in time to be voted); or (c) attending and voting at the Meeting. Attending the Meeting will not in and of itself revoke a proxy.

        The holders ("Shareholders") of shares of the Fund ("Shares") as of the close of business on July 31, 2002, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each Share held and a fractional vote for a fractional Share. As of July 31, 2002, the Record Date, the Fund had 763,653.078 Shares outstanding.

        The Shares have been issued only in connection with the sale of the following variable insurance contracts:

        o the Varifund Variable Annuity, Varifund Plus Variable Annuity, and Varifund Advisor Variable Annuity issued by Canada Life Insurance Company of America ("Canada Life");

        o the Canada Life's Prestige Series Variable Universal Life Advisor Policy and Prestige Series Variable Universal Life Policy issued by Canada Life;

        o the Varifund Variable Annuity issued by Canada Life Insurance Company of New York ("Canada Life of New York");

        o the TD Waterhouse Variable Annuity issued by Fortis Benefits Insurance Company or First Fortis Life Insurance Company ("Fortis");

        o the Schwab Select Annuity issued by First Great-West Life & Annuity Insurance Company ("First Great West");

        o the Schwab Select Annuity issued by Great-West Life & Annuity Insurance Company ("Great West");

        o the Advisor's Edge Variable Annuity and Advisor's Edge Select Variable Annuity issued by Peoples Benefit Life Insurance Company ("Peoples Benefit"); and

        o the Advisor's Edge Variable Annuity issued by AUSA Life Insurance Company, Inc. ("AUSA").

        Canada Life, Canada Life of New York, Fortis, First Great West, Great West, Peoples Benefit and AUSA are sometimes referred to herein as the "Participating Insurance Companies." The variable annuity contracts and variable life insurance policies listed above as having been issued by the Participating Insurance Companies are sometimes collectively referred to herein as the "Contracts." The separate accounts established by the Participating Insurance Companies in connection with the funding of the Contracts are sometimes referred to individually herein as an "Account" and, collectively, as the "Accounts."

        The addresses of the Participating Insurance Companies are:

        (1) Canada Life: 6201 Powers Ferry Road, Atlanta, Georgia 30339;

        (2) Canada Life of New York: 410 Saw Mill River Road, Ardsley, New York 10502;

        (3) Fortis: c/o Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089;

        (4) Great West: 8515 East Orchard Road, Greenwood, Colorado 80111;

        (5) First Great West: 8515 East Orchard Road, Greenwood, Colorado 80111;

        (6) Peoples Benefit: 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499;
            and

        (7) AUSA: Home Office: 4 Manhattanville Road, Purchase, New York 10577; AUSA Administrative Office: 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499.

        The table below sets forth the ownership of Shares on the Record Date. The percentage ownership of Shares changes from time to time depending on purchases and redemptions by Shareholders and the total number of Shares outstanding.

                                                                    PERCENTAGE
                                                                        OF
                                                       NUMBER OF    OUTSTANDING
SHAREHOLDER                                             SHARES        SHARES
---------------------------------------------------- ------------- -------------
Accounts of Canada Life and Canada Life of New York    52,952.071         6.93%
Accounts of Fortis                                     67,343.333         8.82%
Account of Great West                                 404,660.187         52.99%
Account of First Great West                            20,052.619         2.63%
Accounts of Peoples Benefit and AUSA                  218,644.868         28.63%
------------------------------------                  -----------         ------
Total                                                 763,653.078        100.00%

                                     PROXIES

        In accordance with current applicable law, the Participating Insurance Companies have agreed to vote the Shares held by a particular Account based on instructions received from Contract holders that have allocated Contract value to the series of the Account (the "Sub-Account") that invests in the Fund. In connection with the solicitation of voting instructions from Contract holders, the Participating Insurance Companies have agreed to furnish Contract holders with a copy of this Proxy Statement and instruction cards for providing voting instructions to the Participating Life Insurance Companies. The Participating Insurance Companies will vote Shares for which no instructions have been received from Contract holders in time for voting at the Meeting in the same proportion as Shares for which instructions have been timely received. In addition, the Participating Life Insurance Companies will vote any Shares which they beneficially own in the same proportion as Shares for which timely instructions have been received from Contract holders. The Participating Insurance Companies will abstain from voting Shares in cases in which a contract holder has instructed that such Shares not be voted for or against a proposal.

        Montgomery Asset Management, LLC (the "Manager"), which serves as investment adviser and administrator of the Fund, will bear all costs of the Meeting, including, but not limited to, the preparation and mailing of proxy materials and the solicitation of proxies. The proxy solicitation will be conducted by mail, but this effort may be aided by telephone or other means of solicitation conducted by Trustees, officers of the Trust, and officers and regular employees of certain affiliates of the Trust, without special compensation. The Manager's address is 101 California Street, 35th Floor, San Francisco, California 94111.

        The Manager has been advised by the Participating Insurance Companies that upon liquidation of the Fund, if a Contract holder has not transferred its contract value from the Sub-Account that invests in the Fund, this value will be automatically transferred to the money market fund designated by the Participating Insurance Companies.

        Funds Distributor, Inc. serves as principal underwriter for the Fund. The address of Funds Distributor, Inc. is 60 State Street, Suite 1200, Boston, Massachusetts 02109.

PROPOSAL 1:

        APPROVAL OF PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE FUND'S ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.


BACKGROUND

        The Trust was organized as a Delaware business trust on August 24, 1994. The Fund commenced operations on February 9, 1996 and since that time, through the month ended July 31, 2002, the Fund's net assets have grown to $6.4 million. The anticipated growth of the Fund's assets through increased sales of Shares has not been achieved.

        The Manager believes it is unlikely that the Fund will grow substantially in the foreseeable future. Because of the Fund's small asset size and resultant inefficiencies, such as the high costs of operating and the Fund's inability to realize economies of scale, the Manager has concluded that it would be in the best interests of the Fund and its Shareholders to liquidate the Fund. The Manager, therefore, has recommended that this course of action be considered by the Trustees.

        At a meeting held on March 20, 2002, the Board of Trustees (the "Board") considered the Manager's recommendation that it would best serve the interests of the Fund and its Shareholders to liquidate the Fund. After careful consideration of the matter, the Board approved the liquidation and termination of the Fund pursuant to the terms of the Plan of Liquidation and Dissolution (the "Plan"), a copy of which is attached as Exhibit A. The Board also directed that the Plan be submitted to Shareholders for approval. In evaluating the Plan, the Trustees considered a number of factors, including particularly the Fund's current asset size, its current expense ratio, and the likelihood that Fund assets may grow appreciably in the foreseeable future to allow the Fund to operate efficiently. Based on its consideration of these and other factors deemed relevant, the Board determined that approval of the Plan was in the best interests of the Fund and its Shareholders.

        If Shareholders fail to approve the Plan, the Fund will not be liquidated and will continue to operate and be managed in accordance with the investment objective and policies of the Fund as currently in effect. In such case, however, the Trustees will determine what alternative action, if any, should be taken.


DESCRIPTION OF THE PLAN

        The Plan will become effective on the date of its approval by Shareholders (the "Effective Date"). Following Shareholder approval, the Fund will, as soon as reasonably practicable after the Effective Date, complete the sale of its portfolio securities to realize cash. During this time, the Fund will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets, and distributing assets to

Shareholders after paying (or reserving assets for paying) its creditors. Once the Fund has distributed all assets to its Shareholders, it will be dissolved in accordance with the Plan and provisions of Delaware law. The Plan provides that the Trustees may authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution of the Fund in accordance with the purposes intended by the Plan.

        As soon as reasonably practicable after the Effective Date, and in any event within 60 days thereafter, the Fund will mail to each Shareholder of record who has not redeemed its Shares a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Fund, along with information concerning the sources of the liquidating distribution.

        Except as may otherwise be agreed upon between the Fund and the Manager, the Manager will bear all expenses incurred by or allocable to the Fund in executing the Plan.

        The adoption of the Plan will not affect the right of Shareholders to redeem Shares of the Fund at their then current net asset value per share. All officers of the Fund, as well as all entities serving the Fund, will continue in their present positions and capacities until such time as the Fund is liquidated and dissolved.

        The Plan provides for the termination of the Fund under the laws of the State of Delaware. Delaware law does not provide rights of appraisal or similar rights of dissent to Shareholders with respect to the proposed liquidation and termination of the Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS APPROVE THE PLAN OF LIQUIDATION AND DISSOLUTION TO TERMINATE THE FUND.



REQUIRED VOTE

        To approve the Plan, a majority vote of the outstanding Shares must be obtained. "Majority vote" for this purpose means the affirmative vote of the lesser of (1) a majority of the outstanding Shares of the Fund, or (2) 67% or more of the Shares represented at the Meeting if more than 50% of the outstanding Shares are present or represented by proxy. An abstention vote would be disregarded in determining whether a "majority vote" has been obtained in voting on the proposal.

SHAREHOLDER PROPOSALS

        The Fund does not hold regular Shareholders' meetings. Proposals of Shareholders of the Fund intended to be presented at the next meeting of Shareholders must be received within a reasonable time prior to the mailing of the proxy materials sent in connection with that meeting, for inclusion in the proxy statement for that meeting.

REPORTS TO SHAREHOLDERS

        The Fund's most recent Annual Report for its most recently concluded fiscal year has been sent previously to Shareholders and is available without charge upon request by calling (800) 572-FUND [3863].

OTHER BUSINESS

        The management of the Trust knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all Shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                                                       EXHIBIT A

                       PLAN OF LIQUIDATION AND DISSOLUTION

        The following Plan of Liquidation and Dissolution (the "Plan") of Montgomery Variable Series: Growth Fund (the "Fund"), a Series of The Montgomery Funds III (the "Trust"), a trust organized and existing under the laws of the State of Delaware, which has operated as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund's Declaration of Trust dated August 16, 1994 (the "Declaration"), and under Delaware law.

        WHEREAS, the Trust's Board of Trustees (the "Board") has determined that it is advisable and in the best interests of the Fund and its Shareholders to liquidate and to dissolve the Fund, and the Board, on March 20, 2002, considered the matter and decided to recommend the termination of the Fund pursuant to this Plan;

        NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

        1. Effective Date of Plan. This Plan shall become effective only upon the adoption and approval of the Plan at a meeting of Shareholders of the Fund ("Meeting") called for the purpose of voting on the Plan. Approval of the Plan is to be determined by the vote of a majority of the outstanding shares of the Fund, which means the affirmative vote of the lesser of (1) a majority of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund represented at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. The date of such adoption and approval of the Plan by Shareholders is hereinafter called the "Effective Date."

        2. Dissolution. As promptly as practicable after the Effective Date, consistent with the provisions of the Plan, the Fund shall be liquidated and dissolved pursuant to applicable provisions of Delaware law.

        3. Cessation of Business. After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, and distributing its assets to Shareholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, if determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders, and permit the reinvestment thereof in additional shares.

        4. Liquidation of Assets. The Fund shall cause its portfolio securities and other assets to be sold to realize cash, to the extent practicable and consistent with the terms of the Plan.

        5. Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

        6. Liquidating Distribution. As soon as practicable after the Effective Date, and in any event within sixty (60) days thereafter, the Fund shall mail the following to each Shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Fund (after the payments and creation of the reserves contemplated by Section 5 above); and (ii) information concerning the sources of the liquidating distribution.

        7. Expenses of Liquidation and Dissolution. Except as may otherwise be agreed to between the Fund and Montgomery Asset Management LLC, the Fund's investment manager (the "Manager"), all expenses incurred by or allocable to the Fund in carrying out this Plan and dissolving the Fund shall be borne by the Manager.

        8. Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have the authority to do or authorize the execution of any and all acts they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Delaware law. The death, resignation or other disability of any Trustee or any officer of the Fund shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers under this Plan.

        9. Amendment of the Plan. The Board shall have the power to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the liquidation, dissolution and termination of the Fund, and the distribution of assets to Shareholders in accordance with the purposes intended to be accomplished by this Plan.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  Please detach at perforation before mailing.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                            THE MONTGOMERY FUNDS III
                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MONTGOMERY VARIABLE SERIES: GROWTH FUND
                         TO BE HELD ON OCTOBER 15, 2002

THE MONTGOMERY FUNDS III
[NAME OF INSURANCE COMPANY]

Montgomery Variable Series: Growth Fund is soliciting this Instruction Card from holders of variable annuity contracts and/or variable life insurance policies issued by [Insurance Company] who have specified that a portion of their investment under the contracts or policies be allocated to Montgomery Variable
Series: Growth Fund (the "Fund"), a series of The Montgomery Funds III.

The undersigned contract/policy holder hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Fund be cast as directed on the reverse side at the Special Meeting of Shareholders of the Fund on October 15, 2002 at 10:00 a.m., Pacific Time ("Meeting"). The undersigned, by completing this Form, does hereby authorize [Insurance Company] to exercise its discretion in voting upon such other business as may properly come before the Meeting.

The shares of the Fund attributable to this Instruction Card, when properly executed, will be voted by [Insurance Company] in the manner directed herein by the undersigned. If no direction is given, the shares attributable to this Instruction Card will be voted in proportion to the shares of the Fund for which voting instructions have been timely received from holders of variable annuity contracts or variable life insurance policies participating in the Fund.

                                            Please complete, sign, date and
                                            return this Voting Instruction Card
                                            promptly in the enclosed envelope.



                                            ------------------------------------
                                            Signature(s) (if held jointly)

                                            Date _________________, 2002



                                            NOTE: Please sign exactly as your
                                            name appears on this Voting
                                            Instruction Card. If joint owners,
                                            each should sign. When signing as
                                            executor, trustee, etc., give full
                                            title as such.


                            (Please see reverse side)

Please fill in the box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY
                  Please detach at perforation before mailing.


The trustees recommend that shareholders vote to approve the following proposal:

1. Approval of a Plan of Liquidation and Dissolution pursuant to which the Fund's assets will be liquidated, known liabilities satisfied, and remaining proceeds distributed to Shareholders.

                FOR |_|        AGAINST |_|         ABSTAIN |_|



Number of shares to which you are entitled to give voting instructions:________.


                                           YOUR VOTE IS IMPORTANT!

Please complete, sign, date and return this Voting Instruction Card promptly in the enclosed envelope. No postage is required if mailed in the United States. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in providing voting instructions promptly.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                            THE MONTGOMERY FUNDS III
                       SPECIAL MEETING OF SHAREHOLDERS OF
                     MONTGOMERY VARIABLE SERIES: GROWTH FUND
                         TO BE HELD ON OCTOBER 15, 2002

THE MONTGOMERY FUNDS III
MONTGOMERY VARIABLE SERIES: GROWTH FUND

The undersigned hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Fund be cast as directed on the reverse side at the Special Meeting of Shareholders of the Fund on October 15, 2002 at 10:00 a.m., Pacific Time ("Meeting"). The undersigned, by completing this Form, does hereby authorize Johanne Castro and Jason Wood, and each of them, as proxies of the undersigned, each with the power to appoint a substitute, to vote the shares of the Fund as designated below and to exercise discretion in voting upon such other business as may properly come before the Meeting.

This proxy card, when properly executed, will be voted by Johanne Castro or Jason Wood, or any substitute duly appointed by either of them, in the manner directed herein by the undersigned. If no direction is given, the shares of the Fund attributable to the proxy card will be voted in proportion to the shares of the Fund for which voting instructions have been timely received from holders of variable annuity contracts or variable life insurance policies participating in the Fund. Shares of the Fund beneficially owned by the life insurance company that issued the variable annuity contracts or variable life insurance policies participating in the Fund will be voted in proportion to the shares of the Fund for which voting instructions have been received by holders of such contracts.

                                            Please complete, sign, date and
                                            return this Proxy Card promptly in
                                            the enclosed envelope.



                                            ------------------------------------
                                            Signature

                                            Date _________________, 2002



                                            NOTE:  Please sign exactly as your
                                            name appears on this Proxy Card.
                                            When signing as an executor,
                                            trustee, etc., give full title as
                                            such.


                            (Please see reverse side)

Please fill in the box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY
                  Please detach at perforation before mailing.


The trustees recommend that shareholders vote to approve the following proposal:

1. Approval of a Plan of Liquidation and Dissolution pursuant to which the Fund's assets will be liquidated, known liabilities satisfied, and remaining proceeds distributed to Shareholders.

                FOR |_|        AGAINST |_|         ABSTAIN |_|

[CANADA LIFE'S LOGO]


                                             September 6, 2002
Dear Contract Owner:

        We are sending you this letter in connection with the proposed closing of Montgomery Variable Series: Growth Fund (the "Fund"), a series of The Montgomery Funds III, and to urge you to submit your voting instruction card (attached hereto, along with other informational materials) with respect to this matter. We had previously sent you a prospectus supplement notifying you of the proposed closing. You are entitled to tell us how to vote some of (i.e., your pro rata interest in) the shares we hold in the Fund because you own a variable annuity contract or variable life insurance policy issued by Canada Life Insurance Company of America, and you currently have a portion of the value of your contract or policy allocated for investing in the Fund.

        As explained in more detail in the enclosed proxy materials, the Board of Trustees (the "Board") of The Montgomery Funds III recently voted to recommend the liquidation of the Fund. The Board decided to take this action because of the small size of the Fund (currently, $6.4 million) and the resultant high cost of running the Fund. The Board concluded that in light of this and the current poor prospects for the Fund's future growth, it would best serve the interests of the Fund and Fund shareholders to liquidate the Fund.

        In order to complete its liquidation, the Fund must obtain the consent of its shareholders. The Fund's existing shareholders are the separate accounts that have been established by various life insurance companies, including Canada Life Insurance Company of America, for investing the values of variable insurance contract owners in the Fund, among other investment companies. Under current law, each insurance company must give its variable insurance contract owners, who have made allocations to the sub-account that invests in the Fund as of the close of business on July 31, 2002, the right to instruct the insurance company how to vote each owner's pro rata interest in shares of the Fund held directly by the separate account established by the insurance company. If approved by Fund shareholders, the liquidation is expected to occur on or about October 31, 2002.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Fund for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        Please note that if the Fund is liquidated and you have not transferred your contract value from the sub-account that invests in the Fund by the date of the liquidation, this value will be automatically transferred to the sub-account that invests in the Fidelity VIP Money Market Portfolio. Please note that you may make your transfer on our website, www.canadalifeus.com, or by calling 1-800-905-1959 for Variable Annuity policies or 1-800-232-1335 for Variable Universal Life policies. You may at any time during the period from the date of this letter until 30 days after the date of the liquidation, make one free transfer of all amounts you have allocated to the sub-account that invests in the Fund or which might have been transferred to the sub-account that invests in the Fidelity VIP Money Market Portfolio. You may transfer this contract value to any other sub-accounts available under your contract. Any limitations on transfers under your contract will not be affected by this free transfer.

               YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your contract value out of the sub-account that invests in the Fund prior to the date of the liquidation.

               If you have any questions regarding this matter, please call 1-800-333-2542 x2774 for assistance. We look forward to assisting you in your insurance and investment needs in 2002 and beyond.

                                            Sincerely,



                                            Canada Life Insurance Company of
                                            America

                           6201 Powers Ferry Road, NW
                             Atlanta, Georgia 30339

                              Phone: 1-800-905-1959
                              Fax : 1-888-670-4836
                              www.canadalifeus.com

[CANADA LIFE OF NEW YORK'S LOGO]


                                              September 6, 2002
Dear Contract Owner:

        We are sending you this letter in connection with the proposed closing of Montgomery Variable Series: Growth Fund (the "Fund"), a series of The Montgomery Funds III, and to urge you to submit your voting instruction card (attached hereto, along with other informational materials) in connection with this matter. We had previously sent you a prospectus supplement notifying you of the proposed closing. You are entitled to tell us how to vote some of (i.e., your pro rata interest in) the shares we hold in the Fund because you own a variable annuity contract issued by Canada Life Insurance Company of New York, and you currently have a portion of the value of your contract allocated for investing in the Fund.

        As explained in more detail in the enclosed proxy materials, the Board of Trustees (the "Board") of The Montgomery Funds III recently voted to recommend the liquidation of the Fund. The Board decided to take this action because of the small size of the Fund (currently, $6.4 million) and the resultant high cost of running the Fund. The Board concluded that in light of this and the current poor prospects for the Fund's future growth, it would best serve the interests of the Fund and Fund shareholders to liquidate the Fund.

        In order to complete its liquidation, the Fund must obtain the consent of its shareholders. The Fund's existing shareholders are the separate accounts that have been established by various life insurance companies, including Canada Life Insurance Company of New York, for investing the values of variable insurance contract owners in the Fund, among other investment companies. Under current law, each insurance company must give its variable insurance contract owners who have made allocations to the sub-account that invests in the Fund as of the close of business on July 31, 2002, the right to instruct the insurance company how to vote each owner's pro rata interest in shares of the Fund held directly by the separate account established by the insurance company. If approved by Fund shareholders, the liquidation is expected to occur on or about October 31, 2002.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Fund for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        Please note that if the Fund is liquidated and you have not transferred your contract value from the sub-account that invests in the Fund by the date of the liquidation, this value will be automatically transferred to the sub-account that invests in the Fidelity VIP Money Market Portfolio. Please note that you may make your transfer by calling 1-800-905-1959. You may at any time during the period from the date of this letter until 30 days after the date of the liquidation, make one free transfer of all amounts you have allocated to the sub-account that invests in the Fund or which might have been transferred to the sub-account that invests in the Fidelity VIP Money Market Portfolio. You may transfer this contract value to any other sub-accounts available under your contract. Any limitations on transfers under your contract will not be affected by this free transfer.

        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your contract value out of the sub-account that invests in the Fund prior to the date of the liquidation.

        If you have any questions regarding this matter, please call 1-800-333-2542 x2774 for assistance. We look forward to assisting you in your insurance and investment needs in 2002 and beyond.

                                            Sincerely,



                                            Canada Life Insurance Company of
                                            New York



                                410 Saw Mill Road
                             Ardsley, New York 10502

                              Phone: 1-800-905-1959
                              Fax : 1-888-670-4836
                              www.canadalifeny.com

                                                                  [FORTIS' LOGO]


September 6, 2002

Dear Contract Owner:

        We are sending you this letter in connection with the proposed closing of Montgomery Variable Series: Growth Fund (the "Fund"), a series of The Montgomery Funds III, and to urge you to submit your voting instruction card (attached hereto, along with other informational materials) in connection with this matter. We had previously sent you a prospectus supplement notifying you of the proposed closing. You are entitled to tell us how to vote some of (i.e., your pro rata interest in) the shares we hold in the Fund because you own a variable annuity contract issued by Fortis Benefits Insurance Company or First Fortis Life Insurance Company, and you currently have a portion of the value of your contract allocated for investing in the Fund.

        As explained in more detail in the enclosed proxy materials, the Board of Trustees (the "Board") of The Montgomery Funds III recently voted to recommend the liquidation of the Fund. The Board decided to take this action because of the small size of the Fund (currently, $6.4 million) and the resultant high cost of running the Fund. The Board concluded that in light of this and the current poor prospects for the Fund's future growth, it would best serve the interests of the Fund and Fund shareholders to liquidate the Fund.

        In order to complete its liquidation, the Fund must obtain the consent of its shareholders. The Fund's existing shareholders are the separate accounts that have been established by various life insurance companies, including Fortis Benefits Insurance Company and First Fortis Life Insurance Company, for investing the values of variable insurance contracts in the Fund, among other investment companies. Under current law, each insurance company must give its variable insurance contract owners who have made allocations to the sub-account that invests in the Fund as of the close of business on July 31, 2002, the right to instruct the insurance company how to vote each owner's pro rata interest in shares of the Fund held directly by the separate account established by the insurance company. If approved by Fund shareholders, the liquidation is expected to occur on or about October 31, 2002.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Fund for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        Please note that if the Fund is liquidated and you have not transferred your contract value from the sub-account that invests in the Fund by one business day prior to the date of the liquidation, this value will be automatically transferred to the sub-account that invests in the Alliance Money Market Portfolio. Please note that you may make your transfer on our website, www.hartfordinvestor.com, or by calling the Annuity Contract Center listed below. As discussed in the prospectus supplement mentioned above, you may at any time during the period from the date of that prospectus supplement until 30 days after the date of the liquidation, make one free transfer of all amounts you have allocated to the sub-account that invests in the Fund or which might have been transferred to the sub-account that invests in the Alliance Money Market Portfolio. You may transfer this contract value to any other sub-accounts available under your contract. Any limitations on transfers under your contract will not be affected by this free transfer.

        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your contract value out of the sub-account that invests in the Fund prior to the date of the liquidation.

        If you have any questions regarding this matter, please call the Annuity Contract Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., Friday, 8:00 a.m. to 6:00 p.m., and Saturday, 9:00 a.m. to 2:00 p.m. Eastern time for assistance. We look forward to assisting you in your insurance and investment needs in 2002 and beyond.

Sincerely,



Andrew J. Waggoner
Investment Products Division




Fortis variable annuities are issued by Fortis Benefits Insurance Company, or in New York, by First Fortis Life Insurance Company, and are underwritten by Woodbury Financial Services. Services for Fortis variable annuities are provided by Hartford Life Insurance Co. and Hartford Life and Annuity Insurance Co.

[GREAT WEST'S LOGO]


                                              September 6, 2002
Dear Contract Owner:

        We are sending you this letter in connection with the proposed closing of Montgomery Variable Series: Growth Fund (the "Fund"), a series of The Montgomery Funds III, and to urge you to submit your voting instruction card (attached hereto, along with other informational materials) in connection with this matter. We had previously sent you a prospectus supplement notifying you of the proposed closing. You are entitled to tell us how to vote some of (i.e., your pro rata interest in) the shares we hold in the Fund because you own a variable annuity contract issued by Great-West Life & Annuity Insurance Company, and you currently have a portion of the value of your contract allocated to the Montgomery Growth Fund Sub-Account, which invests in the Fund.

        As explained in more detail in the enclosed proxy materials, the Board of Trustees (the "Board") of The Montgomery Funds III recently voted to recommend the liquidation of the Fund. The Board decided to take this action because of the small size of the Fund (currently, $6.4 million) and the resultant high cost of running the Fund. The Board concluded that in light of this and the current poor prospects for the Fund's future growth, it would best serve the interests of the Fund and Fund shareholders to liquidate the Fund.

        In order to complete its liquidation, the Fund must obtain the consent of its shareholders. The Fund's existing shareholders are the separate accounts that have been established by various life insurance companies, including Great-West Life & Annuity Insurance Company, for investing the values of variable insurance contract owners in the Fund, among other investment companies. Under current law, each insurance company must give its variable insurance contract owners who have made allocations to the sub-account that invests in the Fund as of the close of business on July 31, 2002, the right to instruct the insurance company how to vote each owner's pro rata interest in shares of the Fund held directly by the separate account established by the insurance company. If approved by Fund shareholders, the liquidation is expected to occur on or about October 31, 2002.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Fund for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        You will be permitted to make one free transfer of all your contract value allocated to the Montgomery Growth Fund Sub-Account any time from to the date of the liquidation. Please note that if you elect to transfer your contract value in the Montgomery Growth Fund Sub-Account during this time, you may do so online at www.schwab.com, by contacting the Schwab Annuity Service Center at 1-800-838-0650, or by writing to the Schwab Annuity Service Center, P.O. Box 173920, Denver, Colorado 80217-3920.

        If liquidation is approved by shareholders of the Fund and if you have not transferred your contract value out of the Montgomery Growth Fund Sub-Account, your contract value invested in that Sub-Account will be automatically transferred to the Schwab Money Market Sub-Account (the "liquidation transfer"). The liquidation transfer will not be counted as one of the twelve free transfers permitted in a calendar year. If you are affected by the liquidation transfer, you will also be permitted to make one transfer of all or part of your account balance in the Schwab Money Market Sub-Account without incurring any charges and, so long as the transfer is made within 30 days of the effective date of the liquidation, it will not be counted as one of the twelve free transfers permitted in a calendar year.


        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your contract value out of the sub-account that invests in the Fund prior to the date of the liquidation.

        If you have any questions regarding this matter, please call 1-800-838-0650 for assistance. We look forward to assisting you in your insurance and investment needs in 2002 and beyond.

                                            Sincerely,



                                            Great-West Life & Annuity Company






P.O. Box 173920
Denver, Colorado 80217-3920
Attention: Annuity Administration DepartmentPhone: 1-800-838-0650

www.schwab.com

[FIRST GREAT WEST'S LOGO]


                                               September 6, 2002
Dear Contract Owner:

        We are sending you this letter in connection with the proposed closing of Montgomery Variable Series: Growth Fund (the "Fund"), a series of The Montgomery Funds III, and to urge you to submit your voting instruction card (attached hereto, along with other informational materials) in connection with this matter. We had previously sent you a prospectus supplement notifying you of the proposed closing. You are entitled to tell us how to vote some of (i.e., your pro rata interest in) the shares we hold in the Fund because you own a variable annuity contract issued by First Great-West Life & Annuity Insurance Company, and you currently have a portion of the value of your contract allocated to the Montgomery Growth Fund Sub-Account, which invests in the Fund.

        As explained in more detail in the enclosed proxy materials, the Board of Trustees (the "Board") of The Montgomery Funds III recently voted to recommend the liquidation of the Fund. The Board decided to take this action because of the small size of the Fund (currently, $6.4 million) and the resultant high cost of running the Fund. The Board concluded that in light of this and the current poor prospects for the Fund's future growth, it would best serve the interests of the Fund and Fund shareholders to liquidate the Fund.

        In order to complete its liquidation, the Fund must obtain the consent of its shareholders. The Fund's existing shareholders are the separate accounts that have been established by various life insurance companies, including First Great-West Life & Annuity Insurance Company, for investing the values of variable insurance contract owners in the Fund, among other investment companies. Under current law, each insurance company must give its variable insurance contract owners who have made allocations to the sub-account that invests in the Fund as of the close of business on July 31, 2002, the right to instruct the insurance company how to vote each owner's pro rata interest in shares of the Fund held directly by the separate account established by the insurance company. If approved by Fund shareholders, the liquidation is expected to occur on or about October 31, 2002.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Fund for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        You will be permitted to make one free transfer of all your contract value allocated to the Montgomery Growth Fund Sub-Account any time from to the date of the liquidation. Please note that if you elect to transfer your contract value in the Montgomery Growth Fund Sub-Account during this time, you may do so online at www.schwab.com, by contacting the Schwab Annuity Service Center at 1-800-838-0649, or by writing to the Schwab Annuity Service Center, P.O. Box 173920, Denver, Colorado 80217-3920.

        If liquidation is approved by shareholders of the Fund and if you have not transferred your contract value out of the Montgomery Growth Fund Sub-Account, your contract value invested in that Sub-Account will be automatically transferred to the Schwab Money Market Sub-Account (the "liquidation transfer"). The liquidation transfer will not be counted as one of the twelve free transfers permitted in a calendar year. If you are affected by the liquidation transfer, you will also be permitted to make one transfer of all or part of your account balance in the Schwab Money Market Sub-Account without incurring any charges and, so long as the transfer is made within 30 days of the effective date of the liquidation, it will not be counted as one of the twelve free transfers permitted in a calendar year.


        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your contract value out of the sub-account that invests in the Fund prior to the date of the liquidation.

        If you have any questions regarding this matter, please call 1-800-838-0649 for assistance. We look forward to assisting you in your insurance and investment needs in 2002 and beyond.

                                            Sincerely,



                                            First Great-West Life & Annuity
                                            Company






P.O. Box 173920
Denver, Colorado 80217-3920
Attention: Annuity Administration Department
Phone: 1-800-838-0649

www.schwab.com

[LOGO FOR PEOPLES BENEFIT]


                                            September 6, 2002
Dear Contract Owner:

        We are sending you this letter in connection with the proposed closing of Montgomery Variable Series: Growth Fund (the "Fund"), a series of The Montgomery Funds III, and to urge you to submit your voting instruction card (attached hereto, along with other informational materials) in connection with this matter. We had previously sent you a prospectus supplement notifying you of the proposed closing. You are entitled to tell us how to vote some of (i.e., your pro rata interest in) the shares we hold in the Fund because you own a variable annuity contract issued by Peoples Benefit Life Insurance Company, and you currently have a portion of the value of your contract allocated for investing in the Fund.

        As explained in more detail in the enclosed proxy materials, the Board of Trustees (the "Board") of The Montgomery Funds III recently voted to recommend the liquidation of the Fund. The Board decided to take this action because of the small size of the Fund (currently, $6.4 million) and the resultant high cost of running the Fund. The Board concluded that in light of this and the current poor prospects for the Fund's future growth, it would best serve the interests of the Fund and Fund shareholders to liquidate the Fund.

        In order to complete its liquidation, the Fund must obtain the consent of its shareholders. The Fund's existing shareholders are the separate accounts that have been established by various life insurance companies, including Peoples Benefit Life Insurance Company, for investing the values of variable insurance contract owners in the Fund, among other investment companies. Under current law, each insurance company must give its variable insurance contract owners who have made allocations to the sub-account that invests in the Fund as of the close of business on July 31, 2002, the right to instruct the insurance company how to vote each owner's pro rata interest in shares of the Fund held directly by the separate account established by the insurance company. If approved by Fund shareholders, the liquidation is expected to occur on or about October 31, 2002.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Fund for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        Please note that if the Fund is liquidated and you have not transferred your contract value from the sub-account that invests in the Fund by the date of the liquidation, this value will be automatically transferred to the sub-account that invests in the Federated Prime Money Fund II. Please note that you may make your transfer by calling 1-800-866-6007. You may at any time during the period from the date of this letter until 30 days after the date of the liquidation, make one free transfer of all amounts you have allocated to the sub-account that invests in the Fund, or which might have been transferred to the sub-account that invests in the Federated Prime Money Fund
II. You may transfer this contract value to any other sub-accounts available under your contract. Any limitations on transfers under your contract will not be affected by this free transfer.

        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your contract value out of the sub-account that invests in the Fund prior to the date of the liquidation.

        If you have any questions regarding this matter, please call 1-800-866-6007 for assistance. We look forward to assisting you in your insurance and investment needs in 2002 and beyond.

                                            Sincerely,



                                            Peoples Benefit Life Insurance
                                            Company




                              Variable Annuity Fund
                             4333 Edgewood Road, NE
                            Cedar Rapids, Iowa 52499
                              Phone: 1-800-866-6007

[LOGO FOR AUSA]


                                               September 6, 2002
Dear Contract Owner:

        We are sending you this letter in connection with the proposed closing of Montgomery Variable Series: Growth Fund (the "Fund"), a series of The Montgomery Funds III, and to urge you to submit your voting instruction card (attached hereto, along with other informational materials) in connection with this matter. We had previously sent you a prospectus supplement notifying you of the proposed closing. You are entitled to tell us how to vote some of (i.e., your pro rata interest in) the shares we hold in the Fund because you own a variable annuity contract issued by AUSA Life Insurance Company, Inc., and you currently have a portion of the value of your contract allocated for investing in the Fund.

        As explained in more detail in the enclosed proxy materials, the Board of Trustees (the "Board") of The Montgomery Funds III recently voted to recommend the liquidation of the Fund. The Board decided to take this action because of the small size of the Fund (currently, $6.4 million) and the resultant high cost of running the Fund. The Board concluded that in light of this and the current poor prospects for the Fund's future growth, it would best serve the interests of the Fund and Fund shareholders to liquidate the Fund.

        In order to complete its liquidation, the Fund must obtain the consent of its shareholders. The Fund's existing shareholders are the separate accounts that have been established by various life insurance companies, including AUSA Life Insurance Company, Inc., for investing the values of variable insurance contract owners in the Fund, among other investment companies. Under current law, each insurance company must give its variable insurance contract owners who have made allocations to the sub-account that invests in the Fund as of the close of business on July 31, 2002, the right to instruct the insurance company how to vote each owner's pro rata interest in shares of the Fund held directly by the separate account established by the insurance company. If approved by Fund shareholders, the liquidation is expected to occur on or about October 31, 2002.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Fund for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        Please note that if the Fund is liquidated and you have not transferred your contract value from the sub-account that invests in the Fund by the date of the liquidation, this value will be automatically transferred to the sub-account that invests in the Federated Prime Money Fund II. Please note that you may make your transfer by calling 1-800-866-6007. You may at any time during the period from the date of this letter until 30 days after the date of the liquidation, make one free transfer of all amounts you have allocated to the sub-account that invests in the Fund, or which might have been transferred to the sub-account that invests in the Federated Prime Money Fund
II. You may transfer this contract value to any other sub-accounts available under your contract. Any limitations on transfers under your contract will not be affected by this free transfer.

        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card. It is also important that you consider using your free transfer right to transfer your contract value out of the sub-account that invests in the Fund prior to the date of the liquidation.

        If you have any questions regarding this matter, please call 1-800-866-6007 for assistance. We look forward to assisting you in your insurance and investment needs in 2002 and beyond.

                                            Sincerely,



                                            AUSA Life Insurance Company, Inc.




                              Variable Annuity Fund
                             4333 Edgewood Road, NE
                            Cedar Rapids, Iowa 52499
                              Phone: 1-800-866-6007